Filed pursuant to Rule 497(e)
Registration Nos. 333-158133; 811-22282

Cook & Bynum Funds Trust
(the “Trust”)
The Cook & Bynum Fund (the “Fund”)

Supplement dated November 5, 2020 to the Prospectus and Statement of Additional Information (“SAI”), each dated January 28, 2020 (as previously supplemented)

Line of Credit
The second paragraph under “How to Redeem Shares—Redemptions at the Option of the Fund” in the “How to Buy and Sell Shares of the Fund” section on page 31 of the Fund’s prospectus is deleted and replaced with the following:

The Fund typically expects to fulfill redemption requests via cash or cash equivalents or by selling portfolio securities. The Fund may borrow under a line of credit to meet redemption requests and also reserves the right to redeem in-kind.

The following disclosure is added as a new paragraph under “1940 Act Requirements” in the “Investment Restrictions” section on page 7 of the Fund’s SAI:

The Fund may borrow to meet redemption requests or for other temporary purposes. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. The Fund may borrow from a line of credit to meet redemption requests.

Shareholder Approval of a New Investment Advisory Agreement and Election of a New Trustee
At a shareholder meeting held on November 5, 2020, the shareholders of the Fund approved a new investment advisory agreement, effective November 5, 2020, for an initial two-year term and subject to annual review thereafter. Shareholders also elected a new Trustee of the Trust.

Accordingly, the third paragraph under “The Investment Management Agreement” on page 9 of the SAI is hereby deleted and replaced with the following:

At a meeting of the Board of Trustees on August 19, 2020, the Board approved a new Investment Advisory Agreement (the “Advisory Agreement”), which was subject to shareholder approval. At a shareholder meeting held November 5, 2020, shareholders of the Fund approved the Advisory Agreement for an initial two-year term ending November 5, 2022. The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not “interested persons” of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The information in the “Trustees and Officers” tables on pages 10 and 11 of the SAI is hereby deleted and replaced with the following:

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Interested Trustees and Officers
Richard P. Cook* Year of Birth: 1978	President and Trustee	Mr. Cook has served as President of the Trust since March 2009 and Trustee of the Trust since November 2020.	Mr. Cook has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC (“CBCM”) since 2006.	1	None

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Independent Trustees^
Charles H. Ogburn Year of Birth: 1955	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010.	1	Non-Executive Chairman, Crawford & Company
Bruce F. Rogers Year of Birth: 1958	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None
Donald P. Carson Year of Birth: 1949	Trustee	Mr. Carson has served as a Trustee of the Trust since April 2014.	Mr. Carson has been the Managing Director of The Ansley Capital Group LLC and a Principal of Ansley Equity Partners, LLC since 2014. Mr. Carson has been the Principal at both Ansley Securities LLC (broker-dealer) and Don Carson Associates LLC (a financial advisory services firm) since May 2013. Prior to that, Mr. Carson served as President of RFA Management Company LLC from September 2003 to April 2013.	1	None

Additional Officers of the Trust

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
David A. Hobbs Year of Birth: 1977	Vice President, Treasurer, and Principal Financial Officer	Mr. Hobbs has served as a Vice President of the Trust since January 2011. He serves as Treasurer and Principal Financial Officer of the Trust as of January 2020.	Since May 2010, Mr. Hobbs has served as a Principal and President of CBCM.
Amanda S. Pridgen Year of Birth: 1983	Secretary, Chief Compliance Officer and Anti-Money Laundering Officer	Mrs. Pridgen serves as Secretary, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust as of January 2020.	Mrs. Pridgen joined CBCM in 2014.
+ Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
* Mr. Cook is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
** Each Trustee serves for an indefinite term. Each Officer serves for an annual term and until his or her successor is elected and qualified.

In addition, the first paragraph under “Trustee Qualifications” in the section entitled “Board Leadership Structure and Risk Oversight” on page 12 of the SAI is hereby deleted and replaced with the following:

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Cook has been a Principal and Portfolio Manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 20 years of investment management experience. Mr. Carson has 48 years of commercial banking, investment banking, investment management, real estate management, and tax and estate planning experience. Mr. Carson also currently serves as the principal of a registered broker-dealer firm. Through this experience, Mr. Carson possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Ogburn has over 31 years of experience in the investment management and investment banking industries and possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Rogers has practiced law for over 33 years and also possesses an understanding of the regulatory framework under which investment companies must operate. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of the individual Trustees makes them each qualified.

If you have any questions, please call the Fund at 1-877-839-COBY (2629).

Please retain this supplement for future reference.
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